NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JESSICA R. DROEGER, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 23rd day of February, 2007.

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 23rd day of February, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of April, 2007.

/s/ Jack B. Evans
Jack B. Evans

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 19th day of April, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 17th day of April, 2007.

/s/ William J. Schneider
William J. Schneider

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 17th day of April, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 19th day of April, 2007.

/s/ Judith M. Stockdale
Judith M. Stockdale

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 19th day of April, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of April, 2007.

/s/ Lawrence H. Brown
Lawrence H. Brown

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 18th day of April, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of April, 2007.

/s/ Robert P. Bremner
Robert P. Bremner

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 19th day of April, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of April, 2007.

/s/ William C. Hunter
William C. Hunter

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 18th day of April, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of April, 2007.

/s/ David J. Kundert
David J. Kundert

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 18th day of April, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 19th day of April, 2007.

/s/ Eugene S. Sunshine
Eugene S. Sunshine

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 19th day of April, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 19th day of April, 2007.

/s/ Carole E. Stone
Carole E. Stone

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 19th day of April, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09